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                                                          Exhibit 10.5(g)

           FOURTH AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT

FOURTH AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT dated as of September 14, 2000 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., as Agent (the "Agent").

                           W I T N E S S E T H
WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994, as amended as of September 28, 1995, amended and restated as of September 24, 1996 and September 23, 1997, amended as of March 19, 1999 and amended and restated as of September 17, 1999 (collectively, the "Existing Agreement");

WHEREAS, no Loans are outstanding under the Existing Agreement on the date hereof; and

WHEREAS, the parties hereto desire to amend the Existing Agreement as set forth herein and to restate the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Agreement shall have the meaning assigned to such term in the Existing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Agreement shall from and after the date hereof refer to the Existing Agreement as amended hereby.

SECTION 2.  Amendment of the Existing Agreement.
(a) Each reference to "1996" in the definition of "Borrower's 1996 Form 10-K" and in Section 4.04(a) is changed to "1999".

(b)Each reference to "1997" in the definition of "Borrower's Latest Form 10-Q" and in Sections 4.04(b) and (c) is changed to "2000".

(c)Section 5.01(a) is amended to read in its entirety as follows:
"(a)as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by independent public accountants of nationally recognized standing; provided, however, that for the Borrower's fiscal year ended March 31, 2001, in lieu of the financial statements described in the preceding clause, the Borrower shall deliver, as soon as


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available and in any event within 120 days after the end of such fiscal year,
(i) an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income and cash flows for the six months ending at the end of such fiscal year (which financial statements shall be reported on in a manner acceptable to the Securities and Exchange Commission by independent public accountants of nationally recognized standing) and (ii) an unaudited consolidated balance sheet and unaudited consolidated statements of income and cash flows for the six month period ending March 31, 2000."

(d)The following covenant is added as Section 5.08 of the Existing Agreement:

"Section 5.08   Credit Support Agreement.  On or before the date on which
ownership of the Borrower's capital stock is transferred from Toyota Motor Sales, U.S.A., Inc. to Toyota Financial Services Americas Corporation, the Borrower agrees to enter into a Credit Support Agreement with Toyota Financial Services Corporation in the form previously provided to the Agent or in such other form as is acceptable to Moody's Investors Services, Inc. and Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc. (collectively, the "Rating Agencies") and which does not cause any Rating Agency to qualify, reduce or withdraw its then current rating of the Borrower's short or long-term debt."

SECTION 3. Stock Transfer. The parties hereto acknowledge and agree that the transfer of all of the Borrower's capital stock by Toyota Motor Sales, U.S.A., Inc. to Toyota Motor North America, Inc., its sole shareholder and, thereafter, to Toyota Financial Services Americas Corporation, substantially as heretofore described to the Banks, does not constitute a material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole, for purposes of Section 4.04(c) of the Existing Agreement and waive any violation, if any, of Sections 5.03 and 5.06 of the Existing Agreement that would otherwise be caused by such stock transfers.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a) no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Existing Agreement, both before and after giving effect to this Fourth Amended and Restated Three-Year Credit Agreement, is true and correct as though made on and as of such date.

SECTION 5. Governing Law. This Fourth Amended and Restated Three-Year Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts, Effectiveness. This Fourth Amended and Restated Three-Year Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Fourth Amended and Restated Three-Year Credit Agreement shall become effective as of the date

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hereof when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent) substantially in the form of Exhibit E to the Existing Agreement with reference to this Fourth Amended and Restated Three-Year Credit Agreement and the Existing Agreement as amended and restated hereby.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TOYOTA MOTOR CREDIT CORPORATION


By:/s/ George E. Borst
Name: George E. Borst
Title:   Senior Vice President and General Manager


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BANK OF AMERICA, N.A.



By:/s/ Carolee Furukawa
Name: Carolee Furukawa
Title:   Vice President


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MORGAN GUARANTY TRUST COMPANY OF
       NEW YORK



By:/s/ Robert Bottamedi
Name:  Robert Bottamedi
Title:    Vice President



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THE BANK OF TOKYO-MITSUBISHI, LTD.
  LOS ANGELES BRANCH


By:/s/ Masato Sekino
Name:  Masato Sekino
Title:     Deputy General Manager


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THE CHASE MANHATTAN BANK



By:/s/ James W. Peterson
Name:   James W. Peterson
Title:     Vice President


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CITICORP USA, INC.



By:  /s/ Brian Ike
Name:   Brian Ike
Title:     Vice President


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CREDIT SUISSE FIRST BOSTON



By:/s/ William S. Lutkins
Name:    William S. Lutkins
Title:       Vice President



By: /s/ Robert N. Finney
Name:   Robert N. Finney
Title:     Managing Director


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ABN-AMRO BANK N.V.



By:  /s/ Ellen M. Coleman
Name:    Ellen M. Coleman
Title:      Group Vice President



By:  /s/ Mitsoo Iravani
Name:    Mitsoo Iravani
Title:      Assistant Vice President


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BNP PARIBAS



By: /s/ Mitchell M. Ozawa
Name:   Mitchell M. Ozawa
Title:       Vice President



By:  /s/ James P. Culhane
Name:    James P. Culhane, CFA
Title:     Assistant Vice President


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BARCLAYS BANK PLC



By:  /s/ L. Peter Yetman
Name:   L. Peter Yetman
Title:     Director


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DEUTSCHE BANK AG, NEW YORK BRANCH and/or CAYMAN ISLAND BRANCH



By:   /s/ Andreas Rohde
Name:    Andreas Rohde
Title:       Director


By:   /s/ Christopher Howe
Name:   Christopher Howe
Title:      Director


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THE SAKURA BANK, LIMITED



By:   /s/ Tomoaki Nakamura
Name:   Tomoaki Nakamura
Title:      Vice President & Manager


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THE SANWA BANK, LIMITED,
  LOS ANGELES BRANCH



By:  /s/ Zenichi Muramoto
Name:   Zenichi Muramoto
Title:     Senior Vice President & Deputy
General Manager


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THE TOKAI BANK, LIMITED



By:  /s/ Kazunori Nishimoto
Name:  Kazunori Nishimoto
Title:    General Manager


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UBS AG, STAMFORD BRANCH



By:   /s/ Gregory Raue
Name:   Gregory Raue
Title:     Director



By:  /s/ Wilfred V. Saint
Name:   Wilfred V. Saint
Title:      Associate Director
            Banking Products Services, US


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BANK OF AMERICA, N.A., as Agent



By:/s/ David Price
Name:  David Price
Title:     Vice President